UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03721

Dreyfus Intermediate Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Intermediate Municipal Bond Fund, Inc.

SEMIANNUAL REPORT November 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the six-month period from June 1, 2017 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Equity markets generally rallied over the past six months as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. While the rally was relatively broad-based, growth companies produced substantially higher returns than value-oriented companies. International stocks also performed well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, U.S. government securities and municipal bonds generally lost a degree of value as economic and inflation expectations increased, while corporate-backed securities fared better in anticipation of improved business conditions.

The strong performance of riskier assets has been supported by solid underlying fundamentals, including rising corporate profits, a robust labor market, and business-friendly government policies. While we currently expect these favorable conditions to persist, we remain watchful for economic and political risks that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2017 through November 30, 2017, as provided by Thomas Casey, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended November 30, 2017, Dreyfus Intermediate Municipal Bond Fund produced a total return of -0.01%.1 In comparison, the Bloomberg Barclays Municipal Bond: 7-Year Index (6-8) (the “Index”), the fund’s benchmark, provided a total return of -0.71% for the same period.2

Municipal bonds produced generally flat returns over the reporting period due to rising interest rates and a surge of new supply during the fall. The fund lagged the Index, primarily due to exposure to short intermediate securities which experienced more significant yield changes than longer maturities and security selection.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in municipal bonds that provide income exempt from federal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”). The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio generally is between 3 and 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest-rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Investors Responded Cautiously to Tax Reform Proposals

Municipal bonds fared relatively well early in the reporting period. Although the Federal Reserve Board (the “Fed”) implemented another short-term interest-rate hike in June, the market was supported by technical factors, including robust investor demand and a limited supply of newly issued securities. However, from September through the reporting period’s end, intermediate-term municipal bonds gave back their previous gains as investors looked forward to additional short-term rate hikes from the Fed, and the U.S. Congress turned its attention to tax reform legislation that some investors worried might reduce the tax advantages of municipal bonds. Issuers responded to tax reform proposals with a temporary surge of new issuance in light of certain provisions that, if enacted, would limit their tax-exempt financing alternatives in 2018 and beyond.

DISCUSSION OF FUND PERFORMANCE (continued)

For the reporting period overall, long-term municipal bonds fared better than their intermediate- and short-term counterparts, and lower-rated securities generally outperformed bonds with higher credit ratings.

Although growth in tax revenues has slowed and several states are facing pressure from underfunded pension systems, credit conditions have remained stable for most municipal issuers in an expanding U.S. economy.

Security Selection Strategy Bolstered Relative Results

The fund’s performance compared to the Index was supported by its sector allocation and security selection strategies. We continued to favor revenue-backed bonds over lower-yielding general obligation bonds, which enabled the fund to participate more fully in their incrementally higher yields. Results were especially strong among bonds backed by revenues from airports, health care facilities, special taxes, and the states’ settlement of litigation with U.S. tobacco companies. Holdings of New Jersey appropriation bonds also fared well when they rebounded from previous weakness.

On the other hand, the fund’s interest-rate strategies produced mixed results. While a focus on higher-yielding, longer-term bonds proved helpful, their benefits were not enough to offset weakness among the fund’s holdings with maturities in the 5- to 10-year range. In contrast, the fund’s duration management strategy added a degree of value, as a slightly long average duration early in the reporting period magnified participation in the market rally at the time, and a shift to a market-neutral average duration helped cushion the impact of later declines. The fund’s relative performance also was dampened by its exposure to insured Puerto Rico bonds and a Connecticut transportation bond.

A Constructive Investment Posture

We believe that market volatility surrounding tax reform legislation will ease in early 2018. Indeed, if the current proposal is enacted into law, we expect the supply of newly issued municipal bonds to decrease, while demand should remain robust from individuals in the higher tax brackets. These favorable supply-and-demand dynamics should support municipal bond prices. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding, longer-term revenue bonds.

December 15, 2017

1 Total return includes reinvestment of dividends. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2  Source: Lipper Inc. — The Bloomberg Barclays Municipal Bond: 7-Year Index (6-8) covers the USD-denominated 6-8 year tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017

Expenses paid per $1,000†	$3.66
Ending value (after expenses)	$999.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017

Expenses paid per $1,000†	$3.70
Ending value (after expenses)	$1,021.41

† Expenses are equal to the fund’s annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2017 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2%
Alabama - 2.1%
Alabama Public School and College Authority, Capital Improvement Revenue	5.00	1/1/26	1,500,000	1,769,865
Birmingham Water Works Board, Water Revenue	5.00	1/1/31	3,260,000	3,839,758
Lower Alabama Gas District, Gas Project Revenue	5.00	9/1/31	2,000,000	2,395,180
University of Alabama Board of Trustees, General Revenue (The University of Alabama)	5.00	7/1/24	6,025,000	6,873,681
				14,878,484
Alaska - .6%
Alaska Industrial Development and Export Authority, Revolving Fund Revenue	5.25	4/1/24	3,780,000	4,075,558
Arizona - 2.4%
Phoenix Civic Improvement Corporation, Junior Lien Wastewater System Revenue	5.00	7/1/28	5,000,000	5,862,600
Phoenix Civic Improvement Corporation, Junior Lien Water System Revenue	5.00	7/1/23	5,000,000	5,821,950
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Revenue	5.00	12/1/27	4,500,000	5,031,945
				16,716,495
Arkansas - .7%
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/35	2,685,000	3,119,487
University of Arkansas Board of Trustees, Various Facility Revenue (Fayetteville Campus)	5.00	11/1/36	1,585,000	1,837,126
				4,956,613
California - 7.6%
Bay Area Toll Authority, San Francisco Bay Area Subordinate Lien Toll Bridge Revenue (Prerefunded)	5.00	4/1/23	1,750,000	[a] 2,044,718
California, GO	5.00	8/1/28	1,150,000	1,396,491
California, GO (Various Purpose)	5.00	9/1/23	2,500,000	2,869,325

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
California - 7.6% (continued)
California, GO (Various Purpose)	5.00	8/1/30	3,500,000		4,213,580
California, GO (Various Purpose)	5.00	8/1/36	4,000,000		4,716,080
California, GO, Refunding (Various Purpose)	5.00	11/1/22	2,000,000		2,300,360
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	3/1/26	1,500,000		1,715,595
California State Public Works Board, LR (Various Capital Projects)	5.00	12/1/26	4,355,000		5,135,068
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/31	1,000,000	[b]	1,113,250
Clovis Unified School District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/22	10,415,000	[c]	9,436,198
Coast Community College District, GO (Insured; National Public Finance Guarantee Corp.)	0.00	8/1/20	1,855,000	[c]	1,771,506
Orange County Transportation Authority, Senior Lien Toll Road Revenue (91 Express Lanes)	5.00	8/15/28	2,500,000		2,909,200
Sacramento City Unified School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	7/1/23	5,065,000	[c]	4,448,893
San Diego County Water Authority, Water Revenue	5.00	5/1/28	5,000,000		5,545,800
San Diego Public Facilities Financing Authority, Subordinated Water Revenue (Payable Solely from Subordinated Installment Payments Secured by Net System Revenues of the Water Utility Fund)	5.00	8/1/28	2,000,000		2,277,980
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	4.75	6/1/25	705,000		705,374
University of California Regents, General Revenue	5.25	5/15/23	125,000		126,628
				52,726,046
Colorado - 3.9%
City and County of Denver, Airport System Subordinate Revenue	5.50	11/15/26	15,640,000		18,302,554
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	5,355,000		5,545,424

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Colorado - 3.9% (continued)
E-470 Public Highway Authority, Senior Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/18	3,000,000	[c] 2,969,130
				26,817,108
Connecticut - 1.3%
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	8/1/26	2,500,000	2,923,575
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purposes)	5.00	9/1/32	5,500,000	6,163,080
				9,086,655
District of Columbia - 1.6%
District of Columbia Water and Sewer Authority, Public Utility Subordinate Lien Revenue	5.00	10/1/27	5,980,000	6,798,124
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/25	3,000,000	3,456,810
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/35	1,000,000	1,157,380
				11,412,314
Florida - 8.0%
Broward County, Airport System Revenue	5.00	10/1/22	3,605,000	4,075,164
Broward County, Airport System Revenue	5.00	10/1/36	2,000,000	2,334,400
Broward County, Port Facilities Revenue	5.00	9/1/21	4,340,000	4,797,089
Citizens Property Insurance Corporation, Coastal Account Senior Secured Revenue	5.00	6/1/25	16,000,000	18,843,200
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/21	5,000,000	5,528,400
Collier County School Board, COP (Master Lease Program Agreement) (Insured; Assured Guaranty Municipal Corp.)	5.25	2/15/22	2,000,000	2,262,100
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/24	1,480,000	1,746,385

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Florida - 8.0% (continued)
Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue	5.00	10/1/30	1,250,000	1,464,988
Hillsborough County, GO (Unincorporated Area Parks and Recreation Program) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/22	1,155,000	1,317,693
Hillsborough County, Solid Waste and Resource Recovery Revenue	5.00	9/1/26	1,260,000	1,490,731
Lee County, Transportation Facilities Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/24	2,500,000	2,948,225
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village)	5.00	2/1/34	2,000,000	2,284,900
Miami-Dade County, Seaport Revenue	5.75	10/1/28	1,500,000	1,741,500
Miami-Dade County, Subordinate Special Obligation Revenue	5.00	10/1/26	1,000,000	1,133,850
Orange County, Tourist Development Tax Revenue	5.00	10/1/32	3,275,000	3,837,579
				55,806,204
Georgia - 2.3%
Atlanta, Water and Wastewater Revenue	5.00	11/1/31	2,000,000	2,355,420
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.00	7/1/27	1,000,000	1,182,890
DeKalb County, Water and Sewerage Revenue	5.25	10/1/25	4,000,000	4,878,920
Fulton County Development Authority, Hospital Revenue (Wellstar Health Systems)	5.00	4/1/36	1,350,000	1,541,282
Main Street Natural Gas, Inc., Gas Project Revenue (Guaranty Agreement; Merrill Lynch and Co., Inc.)	5.50	9/15/28	2,530,000	3,031,345
Municipal Electric Authority of Georgia, Project One Subordinated Bonds	5.00	1/1/28	2,500,000	2,935,375
				15,925,232
Illinois - 11.4%
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport)	5.50	1/1/26	3,300,000	3,808,167

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Illinois - 11.4% (continued)
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	3,530,000	4,000,302
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/29	4,000,000	4,566,680
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/35	3,000,000	3,427,380
Chicago, Second Lien Water Revenue	5.00	11/1/25	1,200,000	1,387,932
Chicago, Second Lien Water Revenue	5.00	11/1/27	2,000,000	2,315,680
Chicago Park District, Limited Tax GO	5.00	1/1/28	1,000,000	1,118,540
Chicago Park District, Limited Tax GO	5.00	1/1/30	2,060,000	2,279,967
Cook County, GO	5.25	11/15/33	3,500,000	3,756,305
Greater Chicago Metropolitan Water Reclamation District, GO	5.00	12/1/31	3,275,000	3,824,381
Illinois Finance Authority, Revenue (Advocate Health Care Network)	5.00	6/1/28	9,005,000	10,063,268
Illinois Finance Authority, Revenue (OFS Healthcare System)	5.00	11/15/28	1,205,000	1,382,677
Illinois Finance Authority, Revenue (Rush University Medical Center Obligated Group)	5.00	11/15/33	2,140,000	2,390,787
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	1/1/25	5,000,000	5,340,250
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project)	5.00	12/15/28	5,000,000	5,370,150
Metropolitan Pier and Exposition Authority, Revenue (McCormick Place Expansion Project) (Insured; National Public Finance Guarantee Corp.)	5.55	6/15/21	1,665,000	1,687,028
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.25	6/1/21	3,300,000	3,714,645
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	5.50	6/1/23	2,750,000	3,105,795

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Illinois - 11.4% (continued)
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue	6.00	6/1/28	2,385,000	2,683,721
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/26	7,595,000	8,411,994
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue (University of Illinois)	5.00	4/1/32	3,655,000	4,064,250
				78,699,899
Indiana - 2.7%
Indiana Finance Authority, Educational Facilities Revenue (Butler University Project)	5.00	2/1/30	1,400,000	1,529,262
Indiana Finance Authority, First Lien Wastewater Utility Revenue (CWA Authority Project)	5.25	10/1/23	2,500,000	2,813,425
Indiana Municipal Power Agency, Power Supply System Revenue	5.00	1/1/36	3,000,000	3,470,280
Indianapolis, Gas Utility Distribution System Second Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/23	3,500,000	3,794,455
Richmond Hospital Authority, Revenue (Reid Hospital Project)	5.00	1/1/28	2,440,000	2,779,550
Whiting Environmental Facilities, Revenue (BP Products North America Inc. Project)	5.00	11/1/24	4,000,000	4,677,800
				19,064,772
Iowa - .7%
Iowa Finance Authority, Health Facilities Revenue (UnityPoint Health)	5.00	8/15/32	2,280,000	2,614,932
Iowa Finance Authority, State Revolving Fund Revenue	5.00	8/1/24	2,000,000	2,229,320
				4,844,252
Kentucky - .4%
Pikeville, Hospital Improvement Revenue (Pikeville Medical Center, Inc. Project)	6.25	3/1/23	2,195,000	2,467,882
Louisiana - 2.5%
Tobacco Settlement Financing Corporation of Louisiana, Tobacco Settlement Asset-Backed Bonds	5.00	5/15/27	17,500,000	17,587,325

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Maryland - 1.1%
Maryland Economic Development Corporation, EDR (Transportation Facilities Project)	5.38	6/1/25	1,500,000	1,598,670
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	1,000,000	1,109,600
Maryland Health and Higher Educational Facilities Authority, Revenue (Peninsula Regional Medical Center Issue)	5.00	7/1/31	1,740,000	1,967,279
Maryland Health and Higher Educational Facilities Authority, Revenue (The Johns Hopkins Health System Obligated Group Issue)	5.00	7/1/24	1,155,000	1,328,111
Maryland Stadium Authority, Baltimore City Public Schools Construction and Revitalization Program Revenue	5.00	5/1/22	1,500,000	1,701,840
				7,705,500
Massachusetts - 5.0%
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/23	3,250,000	3,691,415
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/26	2,500,000	3,006,400
Massachusetts College Building Authority, Revenue	5.00	5/1/27	1,800,000	2,025,936
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/23	2,550,000	2,743,698
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,000,000	1,113,610
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/34	2,630,000	3,035,783
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue)	5.50	1/1/22	1,200,000	1,322,364
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue K)	5.00	7/1/22	6,645,000	7,331,628

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Massachusetts - 5.0% (continued)
Massachusetts Port Authority, Revenue, Refunding	5.00	7/1/23	2,000,000	2,303,600
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/24	5,000,000	5,719,850
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/28	2,000,000	2,277,300
				34,571,584
Michigan - 3.6%
Detroit, Sewage Disposal System Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/1/19	1,635,000	1,717,224
Detroit School District, School Building and Site Improvement Bonds (GO - Unlimited Tax) (Insured; FGIC)	6.00	5/1/19	2,965,000	3,142,040
Great Lakes Water Authority, Water Supply System Second Lien Revenue	5.00	7/1/36	5,000,000	5,567,000
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/25	3,180,000	3,699,326
Michigan Finance Authority, HR (Oakwood Obligated Group)	5.00	8/15/30	3,870,000	4,331,304
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/30	1,000,000	1,133,830
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/23	5,000,000	5,705,300
				25,296,024
Minnesota - .2%
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/24	1,000,000	1,172,040
Missouri - 2.9%
Kansas City, General Improvement Airport Revenue	5.00	9/1/19	3,000,000	3,163,800
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/28	1,495,000	1,675,895

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Missouri - 2.9% (continued)
Missouri Development Finance Board, Infrastructure Facilities Revenue (Branson Landing Project)	5.00	6/1/30	2,425,000	2,707,900
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (CoxHealth)	5.00	11/15/35	3,705,000	4,170,274
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/26	1,000,000	1,189,680
Missouri Health and Educational Facilities Authority, Health Facilities Revenue (Saint Luke's Health System, Inc.)	5.00	11/15/28	1,300,000	1,523,574
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Iatan 2 Project)	5.00	1/1/32	1,550,000	1,761,498
Missouri Joint Municipal Electric Utility Commission, Power Project Revenue (Prairie State Project)	5.00	12/1/30	3,270,000	3,777,013
				19,969,634
Nebraska - 1.5%
Public Power Generation Agency, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/29	4,750,000	5,472,332
Public Power Generation Agency of Nebraska, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/30	2,250,000	2,579,647
Public Power Generation Agency of Nebraska, Revenue (Whelan Energy Center Unit 2)	5.00	1/1/38	2,000,000	2,282,560
				10,334,539
Nevada - 1.1%
Director of the State of Nevada Department of Business and Industry, SWDR (Republic Services, Inc. Project)	5.63	6/1/18	5,000,000	5,097,400
Las Vegas Valley Water District, Limited Tax GO (Additionally Secured by Southern Nevada Water Authority Pledged Revenues)	5.00	6/1/25	2,100,000	2,387,742
				7,485,142

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
New Jersey - 2.8%
New Jersey Economic Development Authority, Revenue	5.25	6/15/27	2,500,000		2,824,450
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/28	2,250,000		2,429,235
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/29	1,400,000		1,565,858
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.25	6/15/31	4,000,000		4,451,440
Rutgers The State University, GO	5.00	5/1/29	6,840,000		7,830,158
				19,101,141
New Mexico - .4%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue (SBPA; Royal Bank of Canada), 1 Month LIBOR + .65%	1.48	2/1/19	2,500,000	[d]	2,495,600
New York - 8.1%
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	5,000,000		5,917,300
New York City, GO	5.00	3/1/25	3,300,000		3,861,198
New York City, GO	5.00	8/1/28	5,000,000		5,587,050
New York City, GO	5.00	12/1/31	3,750,000		4,457,550
New York City Health and Hospitals Corporation, Health System Revenue	5.00	2/15/22	4,385,000		4,707,517
New York City Industrial Development Agency, Senior Airport Facilities Revenue (Transportation Infrastructure Properties, LLC Obligated Group)	5.00	7/1/20	3,035,000		3,295,069
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/28	4,400,000		5,046,624
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	2,000,000		2,531,620
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/25	3,925,000		4,617,998

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
New York - 8.1% (continued)
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/32	4,000,000	4,630,640
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose) (Prerefunded)	5.25	2/15/19	10,000	[a] 10,433
New York Transportation Development Corporation, Special Facility Revenue (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	1,000,000	1,071,640
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/34	1,000,000	1,109,700
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.38	6/1/28	735,000	738,227
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels), 1 Month LIBOR + .35%	1.18	12/3/19	5,000,000	[d] 4,983,450
TSASC, Revenue	5.00	6/1/32	3,000,000	3,449,610
				56,015,626
North Carolina - .7%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Vidant Health)	5.00	6/1/32	2,500,000	2,855,425
North Carolina Turnpike Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/28	1,500,000	1,778,655
				4,634,080
Ohio - .7%
Montgomery County, Revenue (Miami Valley Hospital)	5.75	11/15/22	2,970,000	3,300,709
Ohio Hospital Facilities, Revenue, Refunding (Cleveland Clinic Health Systems)	5.00	1/1/31	1,250,000	1,503,325
				4,804,034
Oregon - .6%
Oregon Facilities Authority, Revenue (Legacy Health Project)	5.00	6/1/35	2,500,000	2,852,775

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Oregon - .6% (continued)
Port of Portland, Revenue (Portland International Airport)	5.00	7/1/35	1,000,000		1,149,940
				4,002,715
Pennsylvania - 4.7%
Chester County Industrial Development Authority, Revenue (Avon Grove Charter School Project) (Escrowed to Maturity)	5.65	12/15/17	105,000		105,150
Montgomery County Higher Education and Health Authority, HR (Abington Memorial Hospital Obligated Group)	5.00	6/1/21	6,585,000		7,259,831
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/25	1,700,000		2,025,329
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/30	5,000,000		5,843,050
Pennsylvania Turnpike Commission, Revenue, Refunding	5.00	12/1/31	2,400,000		2,823,072
Pennsylvania Turnpike Commission, Turnpike Revenue	5.00	12/1/31	1,650,000		1,921,161
Pennsylvania Turnpike Commission, Turnpike Revenue (Prerefunded)	5.00	12/1/22	1,800,000	[a]	2,074,734
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	6/1/28	3,250,000		3,771,040
Philadelphia School District, GO	5.00	9/1/21	3,555,000		3,789,914
Philadelphia School District, GO	5.00	9/1/30	2,490,000		2,786,982
Philadelphia School District, GO, (Prerefunded)	5.00	9/1/26	10,000	[a]	12,287
				32,412,550
South Carolina - .4%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/25	2,320,000		2,701,246
Tennessee - .3%
Tennessee Energy Acquisition Corporation, Gas Project Revenue	5.25	9/1/26	1,505,000		1,811,087
Texas - 7.7%
Arlington, Special Tax Revenue, Sr. Lien (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/34	1,500,000		1,723,185

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Texas - 7.7% (continued)
Austin, Electric Utility System Revenue	5.00	11/15/23	1,550,000		1,695,003
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/32	1,350,000		1,547,465
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/27	5,000,000		5,898,800
Dallas and Fort Worth, Joint Revenue (Dallas-Fort Worth International Airport)	5.00	11/1/22	4,000,000		4,512,360
Harris County, Tax Road GO	5.00	10/1/27	2,500,000		3,008,575
Harris County Metropolitan Transit Authority, Sales and Use Tax Revenue (Prerefunded)	5.00	11/1/21	2,500,000	[a]	2,803,600
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/28	2,500,000		2,879,075
Harris County-Houston Sports Authority, Senior Lien Revenue	5.00	11/15/29	2,325,000		2,663,218
Houston, Airport System Subordinate Lien Revenue (Insured; XLCA), Auction-Based	2.72	7/1/32	1,700,000	[e]	1,643,186
Houston, Combined Utility System First Lien Revenue	5.00	11/15/29	2,500,000		2,780,250
Love Field Airport Modernization Corporation, General Airport Revenue	5.00	11/1/24	1,000,000		1,161,820
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	5,000,000		5,711,800
Plano Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/26	3,000,000		3,644,370
San Antonio, Municipal Drainage Utility System Revenue	5.00	2/1/28	5,000,000		5,684,250
San Antonio, Water System Revenue	5.00	5/15/29	1,355,000		1,459,010
Tarrant County Cultural Education Facilities Finance Corporation, HR (Baylor Scott and White Health Project)	5.00	11/15/31	1,400,000		1,636,292

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Texas - 7.7% (continued)
Texas Transportation Commission, Central Texas Turnpike System Second Tier Revenue	5.00	8/15/31	2,500,000	2,848,375
				53,300,634
Utah - .4%
Utah Transit Authority, Subordinated Sales Tax Revenue	5.00	6/15/35	2,645,000	3,039,528
Virginia - 1.6%
Richmond, Public Utility Revenue	5.00	1/15/31	4,095,000	4,865,679
Virginia College Building Authority, Educational Facilities Revenue (21st Century College and Equipment Programs)	5.00	2/1/22	3,000,000	3,302,130
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	2,900,000	3,132,406
				11,300,215
Washington - 4.6%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax Revenue (Green Bonds)	5.00	11/1/31	1,250,000	1,498,150
King County Public Hospital District Number 2, Limited Tax GO (Valley Medical Center)	5.00	12/1/30	6,930,000	7,991,607
Port of Seattle, Intermediate Lien Revenue	5.00	8/1/28	2,485,000	2,796,097
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/34	2,000,000	2,305,680
Port of Seattle, Limited Tax GO	5.75	12/1/25	830,000	940,465
Seattle, Drainage and Wastewater Improvement Revenue	5.00	9/1/27	5,025,000	5,656,793
Washington, Motor Vehicle Fuel Tax GO	5.00	7/1/23	5,030,000	5,845,313
Washington, Motor Vehicle Fuel Tax GO	5.00	2/1/24	4,315,000	4,966,910
				32,001,015
West Virginia - .2%
West Virginia University Board of Governors, University Improvement Revenue (West Virginia University Projects)	5.00	10/1/22	1,475,000	1,643,460

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Wisconsin - 1.7%
Public Finance Authority of Wisconsin, Lease Development Revenue (KU Campus Development Corporation - Central District Development Project)	5.00	3/1/36	4,500,000	5,110,425
Wisconsin Health and Educational Facilities Authority, Health Facilities Revenue (UnityPoint Health)	5.00	12/1/28	1,890,000	2,178,962
Wisconsin Health and Educational Facilities Authority, Revenue (ProHealth Care, Inc. Obligated Group)	5.00	8/15/33	2,250,000	2,521,620
Wisconsin Health and Educational Facilities Authority, Revenue, Refunding (Children's Hospital of Wisconsin, Inc.)	5.00	8/15/34	1,835,000	2,130,949
				11,941,956
U.S. Related - .7%
Puerto Rico Highways and Transportation Authority, Highway Revenue (Insured; FSA)	5.25	7/1/36	4,400,000	4,799,080
Total Investments (cost $663,794,645)			99.2%	687,603,269
Cash and Receivables (Net)			0.8%	5,199,724
Net Assets			100.0%	692,802,993

GO—General Obligation

LIBOR—London Interbank Offered Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities were valued at $1,113,250 or .16% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	20.6
Health Care	12.5
Utility-Water and Sewer	11.4
Education	10.7
Special Tax	8.1
Utility-Electric	6.4
City	5.9
State/Territory	3.8
County	2.3
Pollution Control	1.4
Lease	1.3
Industrial	1.1
Prerefunded	1.0
Resource Recovery	.2
Asset-Backed	.2
Other	12.3
99.2

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	663,794,645	687,603,269
Interest receivable		8,887,943
Prepaid expenses		20,742
		696,511,954
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		416,984
Cash overdraft due to Custodian		141,757
Payable for investment securities purchased		2,117,645
Payable for shares of Common Stock redeemed		922,068
Accrued expenses		110,507
		3,708,961
Net Assets ($)		692,802,993
Composition of Net Assets ($):
Paid-in capital		662,352,817
Accumulated undistributed investment income—net		59,393
Accumulated net realized gain (loss) on investments		6,582,159
Accumulated net unrealized appreciation (depreciation) on investments		23,808,624
Net Assets ($)		692,802,993
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		50,828,535
Net Asset Value Per Share ($)		13.63

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2017 (Unaudited)

Investment Income ($):
Interest Income	11,537,779
Expenses:
Management fee—Note 3(a)	2,165,892
Shareholder servicing costs—Note 3(b)	315,199
Professional fees	39,156
Directors’ fees and expenses—Note 3(c)	31,810
Custodian fees—Note 3(b)	19,287
Registration fees	17,185
Prospectus and shareholders’ reports	12,240
Loan commitment fees—Note 2	7,884
Miscellaneous	34,449
Total Expenses	2,643,102
Less—reduction in fees due to earnings credits—Note 3(b)	(13,467)
Net Expenses	2,629,635
Investment Income—Net	8,908,144
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	833,889
Net unrealized appreciation (depreciation) on investments	(9,492,872)
Net Realized and Unrealized Gain (Loss) on Investments	(8,658,983)
Net Increase in Net Assets Resulting from Operations	249,161

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2017 (Unaudited)	Year Ended May 31, 2017
Operations ($):
Investment income—net	8,908,144	18,749,291
Net realized gain (loss) on investments	833,889	8,065,762
Net unrealized appreciation (depreciation) on investments	(9,492,872)	(18,652,877)
Net Increase (Decrease) in Net Assets Resulting from Operations	249,161	8,162,176
Distributions to Shareholders from ($):
Investment income—net	(8,848,751)	(18,567,368)
Net realized gain on investments	-	(7,999,736)
Total Distributions	(8,848,751)	(26,567,104)
Capital Stock Transactions ($):
Net proceeds from shares sold	14,921,168	55,003,800
Distributions reinvested	7,099,477	21,656,339
Cost of shares redeemed	(53,615,097)	(112,340,947)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(31,594,452)	(35,680,808)
Total Increase (Decrease) in Net Assets	(40,194,042)	(54,085,736)
Net Assets ($):
Beginning of Period	732,997,035	787,082,771
End of Period	692,802,993	732,997,035
Undistributed investment income—net	59,393	-
Capital Share Transactions (Shares):
Shares sold	1,081,984	3,981,158
Shares issued for distributions reinvested	516,301	1,580,683
Shares redeemed	(3,891,677)	(8,156,408)
Net Increase (Decrease) in Shares Outstanding	(2,293,392)	(2,594,567)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2017,		Year Ended May 31,
(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.80	14.13	13.87	13.96	14.11	14.23
Investment Operations:
Investment income—net[a]	.17	.34	.36	.37	.40	.38
Net realized and unrealized gain (loss) on investments	(.17)	(.18)	.36	(.09)	(.00)[b]	(.05)
Total from Investment Operations	.00[b]	.16	.72	.28	.40	.33
Distributions:
Dividends from investment income—net	(.17)	(.34)	(.36)	(.37)	(.39)	(.38)
Dividends from net realized gain on investments	-	(.15)	(.10)	-	(.16)	(.07)
Total Distributions	(.17)	(.49)	(.46)	(.37)	(.55)	(.45)
Net asset value, end of period	13.63	13.80	14.13	13.87	13.96	14.11
Total Return (%)	(.01)[c]	1.22	5.27	2.00	2.99	2.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73[d]	.73	.74	.73	.73	.73
Ratio of net expenses to average net assets	.73[d]	.73	.74	.73	.73	.73
Ratio of net investment income to average net assets	2.47[d]	2.49	2.61	2.68	2.90	2.65
Portfolio Turnover Rate	5.21[c]	14.47	13.98	19.54	22.74	20.26
Net Assets, end of period ($ x 1,000)	692,803	732,997	787,083	786,381	803,320	953,760

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	-	687,603,269	-	687,603,269

At November 30, 2017, there were no transfers between levels of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 5/31/2017	1,350,030
Realized gain (loss)	(1,618,096)
Change in unrealized appreciation (depreciation)	(1,113,838)
Purchases/issuances	-
Sales/disposition	1,381,904
Transfer into Level 3	-
Transfer out of Level 3	-
Balance as of 11/30/2017	-
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 11/30/2017	-

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2017 was as follows: tax-exempt income $18,567,368, ordinary income $598,094, and long-term capital gains $7,401,642, respectively. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2017, the fund was charged $171,544 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $87,983 for transfer agency services and $5,783 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $5,783.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $19,287 pursuant to the custody agreement. These fees were partially offset by earnings credits of $7,682.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

services related to the fund’s check writing privilege. During the period ended November 30, 2017, the fund was charged $3,846 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

During the period ended November 30, 2017, the fund was charged $5,604 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $347,172, Shareholder Services Plan fees $29,000, custodian fees $1,590, Chief Compliance Officer fees $7,472 and transfer agency fees $31,750.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2017, amounted to $37,018,984 and $59,812,735, respectively.

At November 30, 2017, accumulated net unrealized appreciation on investments was $23,808,624, consisting of $26,026,914 gross unrealized appreciation and $2,218,290 gross unrealized depreciation.

At November 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above, at or one to four basis points below the Performance Group median for all periods except for the ten-year period when it was below the median, and was above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was above the Performance Group median for seven of the ten one-year periods ended September 30th, and above the Performance Universe median for all ten one-year periods ended September 30th. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

For More Information

Dreyfus Intermediate Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DITEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0947SA1117

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Intermediate Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:        /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)